Supplement to the
Fidelity® U.S. Bond Index
April 29, 2005
Prospectus

Effective September 1, 2005, FMR has contractually agreed to limit the fund's total expenses, with limited exceptions, to 0.32%

The following information replaces similar information found in the "Fee Table" on page 5.

Annual operating expenses (paid from fund assets)

Management fee	0.32%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.21%
Total annual fund operating expenses	0.53%
Less reimbursement	0.21%
Net expensesA	0.32%

A FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of its average net assets, exceed 0.32%.

UBI-05-01 August 15, 2005
1.479318.108

Effective September 1, 2005 changes have been made to certain investment and balance minimums for the fund. An updated Minimums table is included in this supplement.

The following information replaces similar information found in the "Minimums" table on page 14.

Minimums
To Open an Account	$10,000
For Fidelity Rollover IRAs	$2,500
For Fidelity Keogh accounts	$500
To Add an Account	$1,000
For Fidelity Keogh accounts	$500
Minimum Balance	$10,000
For Fidelity Rollover IRAs	$2,000
For Fidelity Keogh Accounts	$500

The following information replaces similar information found in the "Buying and Selling Shares" section under the heading "Selling Shares" on page 16.

If you are selling some but not all of your shares, leave at least $10,000 worth of shares in the account to keep it open ($2,000 for fund balances in Fidelity Rollover IRAs and $500 for fund balances in Fidelity Keogh accounts), except fund positions not subject to balance minimums.

The following information replaces similar information found in the "Account Features and Policies" section on page 20.

If your account balance falls below $10,000 ($2,000 for fund balances in Fidelity Rollover IRAs and $500 for fund balances in Fidelity Keogh accounts) for any reason, including solely due to declines in NAV, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV on the day your account is closed. Accounts not subject to account minimums will not be closed for failure to maintain a minimum balance.